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                                                                EXHIBIT 10(a)


LETTER AGREEMENT BY AND BETWEEN THE MPK STOCK OPTION PLAN AND MARY C. GERLITS DATED OCTOBER 15, 1999.

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                                                                 EXHIBIT 10(a)
                                MICHAEL P. KRASNY
                           200 NORTH MILWAUKEE AVENUE
                          VERNON HILLS, ILLINOIS 60061


                                October 15, 1999


Ms. Mary C. Gerlits
2355 Iroquois Drive
Glenview, Illinois  60025


Dear Mary:

     This letter is intended to memorialize our understanding and agreement concerning the following matters discussed in our July 23, 1998 Letter Agreement (the "1998 Letter Agreement") related to the MPK Stock Option Plan (the "Plan"). Neither this letter nor the Letter Agreement shall be deemed to amend the Plan, but instead have been entered into to clarify the parties' rights and intentions related to subsequent disposition of the underlying shares of CDW Computer Centers, Inc. (the "Company") and matters related thereto.

1. Pursuant to your request, Section 6 of the 1998 Letter Agreement shall be amended, as it relates to you, to continue your right (subject to all related obligations) to sell 25,252 Shares under the Registration Statement (as defined therein) (those being the shares which, pursuant to the 1998 Letter Agreement, were saleable by you thereunder as of April 1, 1999) despite the termination of your employment with the Company. As soon as reasonably practicable after the closing of the exercise of your remaining options, we will take such actions as are reasonably necessary to implement the terms of this Paragraph 1, which in any event shall be within 10 days after such closing.

2. In order to facilitate the sale of such shares, we will remove any legend on the certificates evidencing such 25,252 Shares (provided you agree to hold those certificates pending sale and delivery in accordance with the terms of the Registration Statement).


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                                                                  Exhibit 10(a)

Ms. Mary C. Gerlits
October 15, 1999
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     Please acknowledge, where indicated below, your agreement to the clarifying amendments to the 1998 Letter Agreement. All other provisions of the 1998 Letter Agreements shall remain in full force and effect without modification and you shall remain bound thereby.

                                            Very truly yours,

                                            /s/ MICHAEL P. KRASNY

                                            Michael P. Krasny

AGREED AND ACKNOWLEDGED:


/s/ MARY C. GERLITS
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Mary C. Gerlits